Exhibit 10.119



                              AMENDMENT NO. 1, (this "Amendment") dated as of February 2, 2004 to the Credit, Guaranty, Security and Pledge Agreement dated as of October 30, 2003 (the "Credit Agreement") among GCI HOLDINGS, INC., an Alaska corporation (the "Borrower"), the guarantors referred to therein (the "Guarantors"), the lenders referred to therein (the "Lenders"), CREDIT LYONNAIS NEW YORK BRANCH, as administrative agent for the Lenders, issuing bank, co-bookrunner and co-arranger (the "Administrative Agent), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent, co-arranger and co-bookrunner and CIT LENDING SERVICES CORPORATION, as syndication agent.


                             INTRODUCTORY STATEMENT

                  All capitalized terms not otherwise defined in this Amendment are used herein as defined in the Credit Agreement.

                  The Borrower has requested that the Credit Agreement be amended to modify certain provisions thereof as hereinafter set forth.

                  SECTION 1. Amendment to the Credit Agreement. Subject to the provisions of Section 2 hereof, the Credit Agreement is hereby amended, effective on the Amendment No. 1 Effective Date (such term being used herein as defined in Section 2 hereof), as follows:


         (a) The following new definitions are hereby added to Article 1 of the Credit Agreement:

         "'1997 Senior Notes' means those certain $180,000,000 9-3/4% Senior Notes due 2007 issued by GCII pursuant to and in accordance with the Indenture."

         "'2004 Senior Notes' means, provided that any prepayment required by
         Section 6.1(b) is made, those certain notes to be issued by GCI or GCII in February 2004 in a principal amount not to exceed $250,000,000 in the aggregate with a maturity date no earlier than twelve (12) months beyond the maturity of the 1997 Senior Notes and on terms no more restrictive than the 1997 Senior Notes."

         (b) The definition of "Indenture" appearing in Article 1 of the Credit Agreement is hereby amended by adding the following to the end thereof:
"including, without limitation, any refinancing thereof in accordance with
Section 6.1(b)".
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         (c) The definition of "Senior Notes" appearing in Article 1 of the
Credit Agreement is hereby amended by adding the following to the end thereof:
"as the same may be amended, renewed or refinanced from time to time in accordance with Section 6.1(b) hereof. For the avoidance of doubt, the term "Senior Notes" shall include the 2004 Senior Notes."

         (d) The definition of "Successful Senior Note Transaction" appearing in
Article 1 of the Credit Agreement is hereby amended by (i) replacing each occurrence of the term "Senior Notes" with the term "1997 Senior Notes" and (ii) adding the following sentence to the end thereof: "For avoidance of doubt, the term "Successful Senior Note Transaction" shall include the refinancing of the 1997 Senior Notes from the proceeds of the 2004 Senior Notes in accordance with
Section 6.1(b) hereof."

         (e) Section 6.1(b) of the Credit Agreement is hereby amended by adding the following phrase after the proviso appearing at the end thereof:

         "; provided, further, that Indebtedness issued to refinance outstanding 1997 Senior Notes that otherwise complies with the foregoing may be in an aggregate face amount greater than such outstanding 1997 Senior Notes, if and only if the Borrower prepays Term Loans in an amount equal to the difference between the proceeds of such offering (net of reasonable and customary transaction costs payable by GCII in connection therewith) minus the redemption price of the refinanced 1997 Senior Notes with any such prepayment of Term Loans to be applied to the installments of Term Loans payable pursuant to Section 2.4(b) in the order of maturity thereof, except that up to $10,000,000 of such prepayment may instead be applied to prepay outstanding Revolving Loans if and only if the aggregate principal amount of the 2004 Senior Notes equals at least $230,000,000."

         (f) Section 6.5 of the Credit Agreement is hereby amended by deleting the word "and" before clause (d) and adding the following phrase at the end thereof: "and (e) repayments of Indebtedness made in connection with a refinancing undertaken pursuant to Section 6.1(b) hereof."

                  SECTION 2. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction in full of the following conditions precedent (the first date on which all such conditions have been satisfied being herein referred to as the "Amendment No. 1 Effective Date"):

         (a) the Administrative Agent shall have received executed counterparts of this Amendment, which, when taken together, bear the signatures of the Borrower, the Guarantors, the Administrative Agent and the Required Lenders; and

         (b) all legal matters in connection with this Amendment shall be reasonably satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Administrative Agent.

                  SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that:

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         (a) after giving effect to this Amendment, the representations and warranties contained in Article 3 of the Credit Agreement and in the other Fundamental Documents are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date); and

         (b) after giving effect to this Amendment, the Borrower is in compliance with all the terms and provisions set forth in the Credit Agreement and the other Fundamental Documents and no Default or Event of Default has occurred or is continuing under the Credit Agreement.

                  SECTION 4. Full Force and Effect.

         (a) Except as expressly set forth herein, this Amendment does not constitute a waiver or modification of the Credit Agreement or any Fundamental Document, nor a waiver of any Default or Event of Default, in either case whether or not known to the Agents.

         (b) Except as expressly amended hereby, the Credit Agreement and each Fundamental Document shall continue in full force and effect in accordance with the respective provisions thereof on the date hereof.

         (c) As used in the Credit Agreement, the terms "Credit Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment. References to the terms "Agreement" or "Credit Agreement" appearing in the Exhibits or Schedules to the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

                  SECTION 5. Applicable Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York which are applicable to contracts made and to be performed wholly within the State of New York.

                  SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

                  SECTION 7. Expenses. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documentation contemplated hereby, including, but not limited to, the reasonable fees and disbursements of counsel retained by Administrative Agent.

                  SECTION 8. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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                  IN WITNESS WHEREOF, the parties hereto have caused this Credit
Agreement to be duly executed as of the day and the year first written.

                                  BORROWER:

                                  GCI HOLDINGS, INC.

                                  By /s/
                                  Name: John M. Lowber
                                  Title: Senior Vice President and Chief
                                         Financial Officer

                                  GUARANTORS:

                                  FIBER HOLD CO., INC.
                                  GCI CABLE, INC.
                                  GCI COMMUNICATION CORP.
                                  GCI FIBER CO., INC.
                                  GCI FIBER COMMUNICATION CO., INC.
                                  GCI, INC.
                                  POTTER VIEW DEVELOPMENT CO., INC.
                                  WOK 1, INC.
                                  WOK 2, INC.


                                  By /s/
                                  Name: John M. Lowber
                                  Title: Secretary/Treasurer

                                  ALASKA UNITED FIBER SYSTEM PARTNERSHIP

                                  By: GCI Fiber Co., Inc., its general partner


                                  By /s/
                                  Name: John M. Lowber
                                  Title: Secretary/Treasurer

                                  By: Fiber Hold Co., Inc., its general partner


                                  By /s/
                                  Name: John M. Lowber
                                  Title: Secretary/Treasurer
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                                  LENDERS:

                                  CREDIT LYONNAIS NEW YORK BRANCH
                                  individually and as Administrative Agent,
                                  Issuing Bank, Co-Bookrunner and Co-Arranger


                                  By /s/
                                  Name: Jeremy Horn
                                  Title: Vice President



                                  GENERAL ELECTRIC CAPITAL
                                  CORPORATION, individually and as Documentation Agent, Co-Arranger and Co-Bookrunner


                                  By /s/
                                  Name: Bhupesh Gupta
                                  Title: Duly Authorized Signatory



                                  CIT LENDING SERVICES CORPORATION,
                                  individually and as Syndication Agent


                                  By /s/
                                  Name: Michael V. Monahan
                                  Title: Vice President